UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24821 (Commission File Number)	77-0430924 (I.R.S. Employer Identification No.)

2145 Hamilton Avenue
San Jose, CA 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and is not to be incorporated by reference into any filing by eBay Inc. under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing.

On October 18, 2006, eBay Inc. announced its financial results for the quarter ended September 30, 2006. A copy of eBay’s press release announcing its financial results and certain other information is attached as Exhibit 99.1 to this report.

The attached press release includes the following financial measures defined as “non-GAAP financial measures” by the Securities and Exchange Commission: non-GAAP net income, non-GAAP earnings per diluted share, non-GAAP operating income, non-GAAP operating margin, non-GAAP effective tax rate, and free cash flows as well as GAAP amounts excluding the impact of stock-based compensation and the corresponding percentages of net revenues. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. See “Unaudited Condensed Consolidated Statement of Income” and “Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statement of Income” included in the attached press release for further information regarding these non-GAAP financial measures, including a reconciliation of these measures to the nearest GAAP measures and an explanation of why we include these non-GAAP measures.

The attached press release also contains forward-looking statements relating to eBay’s performance during the remainder of fiscal year 2006 and for the full year 2007. A more thorough discussion of certain factors that may affect eBay’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in eBay’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Additional information will be included under those captions in eBay’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which will be filed with the SEC during the fourth quarter of 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report:

99.1 Press release dated October 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: October 18, 2006	/s/ Michael R. Jacobson
Name: Michael R. Jacobson Title: Senior Vice President, Legal Affairs, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated October 18, 2006.